Exhibit 10.1

                            STIPULATION OF SETTLEMENT

THIS STIPULATION OF SETTLEMENT (this "Agreement") is made as of October 12, 2007, by and among RONSON CORPORATION, a New Jersey corporation (the "Corporation"); STEEL PARTNERS II, LP, a Delaware limited partnership ("SP"); WARREN G. LICHTENSTEIN ("Lichtenstein"); STEEL PARTNERS, LLC, a Delaware limited liability company ("SP LLC"); LOUIS V. ARONSON II ("LVA"); ROBERT A. ARONSON ("RA"); ERWIN M. GANZ ("Ganz"); I. LEO MOTIUK ("Motiuk"); GERARD J. QUINNAN ("Quinnan"); JUSTIN P. WALDER ("Walder"); THE ESTATE OF SAUL H. WEISMAN (the "Weisman Estate"); BARBARA L. COLLINS ("Collins"); PAUL H. EINHORN ("Einhorn"); and DARYL K. HOLCOMB ("Holcomb").


         In consideration of the covenants contained in this Agreement, the parties agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following
            -----------
capitalized terms shall have the meanings set forth below:

         "Affiliate": any person or entity which, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with the subject referenced; the term "control" (including the
                                                      -------
terms "controlling", "controlled by" or "under common control with") shall, for
       -----------    -------------      -------------------------
purposes of this Agreement, mean the possession, directly or indirectly, of the power to direct or to cause the direction of the management and policies of a party, whether through the ownership of Voting Stock, by contract or otherwise.

         "Approval Contingency": As defined in Section 11.1.

         "Approval Date": The date the State Court order granting the Approval Motion becomes final and non-appealable.

         "Approval Motion": As defined in Section 11.1.

         "Board": The Board of Directors of the Corporation.

         "Confidentiality Agreement": As defined in Section 3.1.2.

         "Corporation/Individual Defendant Releases": As defined in Section
10.2.

         "Dinger Agreements": The Option Agreement dated July 8, 2004, between the Corporation and Dinger and the Consulting Agreement dated July 8, 2004, between the Corporation and Dinger, collectively.

         "Equity Security": As defined under Rule 405 (or any successor rule) promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Executive Committee": The Executive Committee of the Board.

         "Federal Court Action": Steel Partners II, LP v. Louis V. Aronson II, et al., United States District Court for the District of New Jersey, Civil Action No. 2:05 -CV-01983 (DMC-MF).

         "Federal Individual Defendants": LVA, RA, Ganz, Quinnan, Walder, the Weisman Estate, Collins, Einhorn, Holcomb, and Motiuk, collectively.

         "Federal Stipulation": As defined in Section 9.

         "Fee Application": As defined in Section 7.

         "Individual Defendants": The State Individual Defendants and/or the Federal Individual Defendants, as applicable.

         "Material Action": Any of the following: (i) any proposed "business combination" (as defined in the NJSPA) with any Person that is or as a result of the transaction would be an "interested stockholder," as defined in the NJSPA when approval by the Board would avoid the restrictions of Section 4 or 5 of the NJSPA; or (ii) any proposed agreement to sell all or substantially all of the assets of the Corporation (in one or more transactions); or (iii) any proposed merger or consolidation of the Corporation with or into any other entity not constituting a Subsidiary of the Corporation; or (iv) any proposed tender offer for the Voting Stock of the Corporation, as a result of which the offering party would be an "Acquiring Person" under the Shareholder Rights Agreement.

         "Material Action Notice": As defined in Section 3.1.2.

         "NJSPA": The New Jersey Shareholders' Protection Act, N.J.S.A. 14A:1 0A- 1, et seq.

         "OLS&S": As defined in Section 10.2.

         "Person": Any natural person, corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency, or other entity having legal status of any kind.

         "Releases": The SP Release and the Corporation/Individual Defendant Releases, collectively.

         "Shareholder Rights Agreement": The Corporation's Preferred Shares Rights Agreement dated as of December 8, 1998, as amended.

         "SP Release": As defined in Section 10.1.

         "Standstill Commencement Date": The date of this Agreement.

         "Standstill Period": The period beginning on the Standstill Commencement Date and ending on the date that is the earliest of: (i) September 1, 2011; (ii) 21 months after LVA ceases to be both President and Chief Executive Officer of the Corporation for any reason; (iii) the date on which the Executive Committee gives or is required under this Agreement to give the Material Action Notice to SP as provided herein; or (iv) the date on which the Corporation or any of its Affiliates issues or transfers, or authorizes the issuance or transfer, of securities of the Corporation resulting in any Person becoming the "beneficial owner" (as such term is defined in the NJSPA), directly or indirectly, of 10% or more of the Voting Stock of the Corporation.

         "State Court": The New Jersey Superior Court, Chancery Division, Essex County.

         "State Court Action": Steel Partners II, LP, derivatively on behalf of Ronson Corporation v. Louis V. Aronson II, et al., New Jersey Superior Court, Chancery Division, Essex County, No. ESX-C-101-03 and all related counterclaims and third party claims, collectively.

         "State Individual Defendants": LVA, RA, Ganz, Motiuk, Quinnan, Walder, and the Weisman Estate, collectively.

         "State Stipulation": As defined in Section 9.

         "Stipulations": The Federal Stipulation and the State Stipulation, collectively.

         "Settlement": As defined in Section 2.4.

         "Settlement Documents": This Agreement, the SP Release, the Corporation/Individual Defendant Releases, the Federal Stipulation, the State Stipulation and all other documents or instruments executed or delivered in connection with the transactions contemplated by this Agreement.

         "Subsidiary": An Affiliate of the subject entity controlled by it.

         "Voting Stock": Equity Securities of any class or classes, however designated, having voting power for the election of members of the board of directors or other governing body of the subject entity.

         "Weisman": Saul H. Weisman.

            2. BACKGROUND AND PURPOSE.
               ----------------------

               2.1 SP is a shareholder of the Corporation. Lichtenstein is the Chief Executive Officer and Managing Member of SP LLC, which is the general partner of SP. Weisman and the Individual Defendants (other than Dinger and the Weisman Estate) are current or former members of the Board of the Corporation.

               2.2 On or about March 23, 2003, SP commenced the State Court Action as a derivative action against Weisman and certain of the Individual Defendants concerning various claims SP contended that the Corporation had against them. Various counterclaims and third-party claims were filed as part of the State Court Action.

               2.3 On or about April 24, 2005, SP commenced the Federal Court Action against Weisman and certain of the Individual Defendants concerning various claims SP had against them.

               2.4 Subject to satisfaction of the Approval Contingency (as defined below), SP, the Individual Defendants and the Corporation have agreed to settle the State Court Action and the Federal Court Action in accordance with the terms of this Agreement (the "Settlement").

            3. STANDSTILL.
               ----------

               3.1  During the Standstill Period:

                  3.1.1 Neither SP, nor any Affiliate thereof, will directly or indirectly, on its own behalf or on behalf of any other Person, and whether individually or as part of a "group" (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, or any successor rule), or through the request or inducement or attempt to induce another Person, take any of the following actions, or attempt to advise, counsel or otherwise influence in any way any Person to take any of the following actions:

                     3.1.1.1 Nominate any Person for election or appointment to the Board;

                     3.1.1.2 Support any nominee or nominees for election or appointment to the Board in opposition to any person nominated by the Board, including, without limitation, through the "solicitation" (as defined under Rule 14a-1 under the Exchange Act, or any successor rule) of any proxies or consents with respect to Voting Stock of the

Corporation or becoming a "participant" (as used under Rule 14a-11 under the Exchange Act, or any successor rule) in any election contest;

                     3.1.1.3 Except as permitted by Section 3.1.2 hereof, make any proposal, directly or indirectly, to acquire any Equity Securities of the Corporation or propose any Material Action;

                     3.1.1.4 Support any Material Action, unless said Material Action is approved by the Board;

                     3.1.1.5 Without limiting the generality of Section 3.1.1.4 hereof, engage in a tender offer for any Equity Securities of the Corporation;

                     3.1.1.6 Solicit any proxies or consents with respect to Voting Stock of the Corporation in connection with any matter submitted by the Board or any shareholder of the Corporation for approval by the holders of Voting Stock of the Corporation, in a manner contrary to any recommendation by the Board, or become a participant in any such solicitation;

                     3.1.1.7 Except as expressly permitted under this Agreement, make any proposal (including any proposal pursuant to Rule 14a-8 under the Exchange Act, or any successor rule) or bring any business before the shareholders of the Corporation, whether at a meeting of the shareholders or by written consent;

                     3.1.1.8 Commence any derivative action or litigation on behalf of the Corporation, except to enforce the terms of this Agreement; or

                     3.1.1.9 Make any derogatory public statement concerning the Corporation or LVA.

Notwithstanding anything to the contrary contained in this Section 3.1, SP and its Affiliates, either individually or as part of a "group" (within the meaning of Rule 13d -5(b)(1) under the Exchange Act, or any successor rule) shall be permitted to take all action necessary to nominate directors for election to the Board at the 2011 annual meeting of stockholders of the Corporation and to make any public disclosure required by law or regulation in connection with any such nomination.

                  3.1.2 If the Executive Committee adopts a resolution to recommend to the Board or not oppose any Material Action, it will, subject to execution contemporaneously with this Agreement by SP of a confidentiality agreement in the form of attached Exhibit A (the "Confidentiality Agreement"), give SP prompt written notice (a "Material Action Notice") of such Material Action, together with such information as would be reasonably necessary to enable SP to determine whether to present a competing offer to the Board, including all material information furnished to the Person whose offer is the subject of the Material Action Notice. The Executive Committee will not formally present such recommendation to the Board until at least 15 days after it gives the Material Action Notice (together with such information) to SP. During the Standstill Period, the Board shall not be permitted to approve a Material Action without such Material Action first being considered and recommended (or not opposed) by the Executive Committee.

                  3.1.3 The Corporation and LVA will not, directly or indirectly, on such Person's own behalf or on behalf of any other Person, make any derogatory public statement concerning SP, SP LLC, or Lichtenstein.

                  3.1.4 If SP disagrees with any Executive Committee decision, Board decision, or Corporation action, it will so advise the Corporation in writing and, without limiting any provision of Sections 3.1.1 and 3.1.3, neither SP nor the Corporation will make any further public comment or take any further public action, including, without limitation, legal actions concerning the dispute until they have met privately and attempted in good faith to resolve the dispute. SP and the Corporation will meet as soon as reasonably practicable to discuss the dispute.

                     3.2 SP acknowledges that the covenants contained in Sections 3.1.1, 3.1.2 and 3.1.4 are necessary to protect the Corporation and LVA, and further acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of Sections 3.1.1, 3.1.2 or 3.1.4 were not performed in accordance with their respective terms or were otherwise breached. It is accordingly agreed that the Corporation and LVA will be entitled to an injunction or injunctions to prevent breaches of the provisions of Sections 3.1.1, 3.1.2 and 3.1.4 and to enforce specifically the terms and provisions of Sections 3.1.1, 3.1.2 and 3.1.4 in any court having jurisdiction, this being in addition to any other remedy to which the Corporation or LVA may be entitled under this Agreement, at law or in equity. All of the rights and remedies of the Corporation and LVA for a breach of any of the provisions of Sections 3.1.1,
3.1.2 and 3.1.4 will be cumulative and none will be exclusive.

                     3.3 The Corporation and LVA acknowledge that the covenants contained in Sections 3.1.2, 3.1.3 and 3.1.4 are necessary to protect SP, and further acknowledge and agree that irreparable damage would occur in the event that any of the provisions of Sections 3.1.2, 3.1.3 or 3.1.4 were not performed in accordance with their respective terms or were otherwise breached. It is accordingly agreed that SP will be entitled to an injunction or injunctions to prevent breaches of the provisions of Sections 3.1.2, 3.1.3 and 3.1.4 and to enforce specifically the terms and provisions of Sections 3.1.2, 3.1.3 and 3.1.4 in any court having jurisdiction, this being in addition to any other remedy to which SP may be entitled under this Agreement, at law or in equity. All of the rights and remedies of SP for a breach of any of the provisions of Sections 3.1.2, 3.1.3 and 3.1.4 will be cumulative and none will be exclusive.

                  4. LVA COMPENSATION AND BENEFITS. If the Approval Contingency
                     -----------------------------
is satisfied then, as long as LVA is serving as both President and Chief Executive Officer of the Corporation, his compensation and benefits (including, without limitation, any contingent performance benefits under plans in existence as of the date of this Agreement) will not be increased from the respective amounts of such compensation or levels of benefits as applicable in effect for LVA as of the date of this Agreement. Without limiting the generality of the foregoing, if the Approval Contingency is satisfied, then the post-death compensation provided for LVA will remain in effect as it is on the date of this Agreement and the Corporation will maintain in effect the $1,000,000 key-person insurance policy on LVA's life.

                  5. DINGER AGREEMENTS. The Corporation acknowledges and agrees
                     -----------------
that the Dinger Agreements expired by their terms in July 2007. If the Approval Contingency is satisfied, the Corporation will not renew or extend the Dinger Agreements and the Corporation will not enter into any new agreements, arrangements or understandings with Dinger or any other Person similar to the Dinger Agreements involving the use of corporate funds, directly or indirectly, to obtain an irrevocable proxy to vote securities of the Corporation, including as part of a transaction involving other forms of consideration. The obligations of the Corporation under this Section 5 shall expire 10 years after the expiration of the Standstill Period.

                  6. SHAREHOLDER RIGHTS AGREEMENT. If the Approval Contingency is satisfied, the Corporation shall not extend the Final Expiration Date (as defined in the Shareholder Rights Agreement) beyond September 1, 2011, exempt any Person (other than Persons currently exempted to the extent of their current exemption) from the restrictions of the Shareholder Rights Agreement or otherwise amend the Shareholder Rights Agreement except to comply with applicable law and shall not enter into any comparable shareholder rights agreement or similar anti-takeover device. For the avoidance of doubt the Corporation may extend the Shareholder Rights Agreement as amended to the date hereof, to September 1, 2011. Notwithstanding anything to the contrary contained in this Section 6, the Shareholder Rights Agreement may be amended to exempt any Person and its Affiliates from the restrictions of the Shareholder Rights Agreement in order to allow such Person to effect a merger, consolidation or other business combination with the Corporation that is approved by a majority of the Voting

Stock of the Corporation or to consummate a tender offer for any or all securities of the Corporation. The obligations of the Corporation under this
Section 6 shall expire five (5) years after the expiration of the Standstill Period, provided however that nothing herein shall preclude the Corporation from extending, amending, reinstating, or adopting a Shareholder Rights Agreement at any time in response to an offer to purchase less than all of the shares of the Corporation.

                  7. COUNSEL FEE APPLICATION. In connection with the Approval
                     -----------------------
Motion (or after the Approval Motion is granted), SP's counsel in the State Court Action may submit an application for fees and costs (the "Fee Application"). The Fee Application will not seek an aggregate amount greater than $875,000.00 and SP's counsel will accept any amount awarded to them by the State Court with respect to the Fee Application, up to a maximum amount of $875,000.00. Neither the Corporation nor any of the Individual Defendants who are parties to the State Court Action will object to the Fee Application. If the Fee Application is granted, the amount of the award (up to a maximum amount of $875,000.00) will be paid or funded by [ ] and [ ] in such respective proportions as they may agree by separate agreement.

                  8. 2011 ANNUAL MEETING. The Corporation agrees that it will
                     -------------------
not hold its 2011 annual meeting of stockholders (or any special meeting of stockholders in lieu of the 2011 annual meeting of stockholders for the purpose of electing directors) prior to November 1, 2011.

                  9. STIPULATIONS. Concurrently with the signing and delivery of
                     ------------
this Agreement by all parties, counsel of record for the primary parties in the State Court Action will sign and deliver a Stipulation of Settlement in a form reasonably acceptable to such counsel (the "State Stipulation") which dismisses the State Court Action with prejudice and without costs. Also, counsel of record for the parties in the Federal Court Action will sign and deliver a

Stipulation of Settlement in a form reasonably acceptable to such counsel (the "Federal Stipulation") which dismissed the Federal Court Action with prejudice and without costs. The Stipulations will be held in escrow and released or destroyed as contemplated by Section 11.3. If the Approval Contingency is satisfied, then, promptly thereafter, each Stipulation will be filed with the appropriate court.

                  10. RELEASES. Concurrently with the signing and delivery of
                      --------
this Agreement:

                     10.1 SP, SP LLC and Lichtenstein will sign and deliver to its counsel a release in the form of attached Exhibit B (the "SP Release") in which SP, SP LLC and Lichtenstein releases the Corporation and the Individual Defendants (collectively, the "SP Releasees") from all claims, known and unknown, other than claims relating to the obligations, if any, of the Corporation and the Individual Defendants under this Agreement and the other Settlement Documents, as more fully described in the SP Release.

                     10.2 The Corporation and each Individual Defendant will sign and deliver to Orloff, Lowenbach, Stifelman & Siegel, P.A., counsel for certain of the Individual Defendants ("OLS&S"), a release substantially in the form of attached Exhibit C (collectively, the "Corporation/Individual Defendant Releases") in which the Corporation and each Individual Defendant release SP, SP LLC and Lichtenstein from all claims, known and unknown, other than claims relating to the obligations, if any, of SP under this Agreement and the other Settlement Documents, as more fully described in each of the Corporation/Individual Defendant Releases.

                     10.3 The Releases will be held in escrow and released or destroyed as contemplated by Section 11.3.

                  11. APPROVAL CONTINGENCY; ESCROW OF SETTLEMENT DOCUMENTS.
                      ----------------------------------------------------

                     11.1 Promptly after the signing and delivery of this Agreement by all parties, counsel for the plaintiff in the State Court Action and the State Individual Defendants will prepare and file with the State Court a motion (the "Approval Motion") seeking approval of the Settlement. Counsel for all parties to this Agreement will pursue approval of the Approval Motion, including, without limitation, arranging for appropriate notice, in such form and with such content as the State Court may designate, to be transmitted to the Corporation's shareholders. The Settlement will occur and the Stipulations and Releases will become effective if, and only if, the State Court grants the Approval Motion and the granting order becomes final and non-appealable (or if, following appeal, the State Court order is affirmed and is not further appealable) (the "Approval Contingency").

                     11.2 If the State Court denies the Approval Motion, and the denial order becomes final and non-appealable, this Agreement and the other Settlement Documents will automatically become null and void and of no further force or effect and the Settlement will not occur.

                     11.3 The Settlement Documents (other than this Agreement) signed by SP, SP LLC and Lichtenstein or by counsel to SP will be held in escrow by counsel to SP. The Settlement Documents (other than this Agreement) signed by the Corporation or any of the Individual Defendants or by counsel to any such Persons will be held in escrow by OLS&S. If the Approval Contingency is satisfied, OLS&S and counsel for SP will arrange for the filing of each Stipulation with the appropriate court and will exchange Releases. If the State Court denies the Approval Motion, and the denial order becomes final and non-appealable, OLS&S and counsel for SP will destroy the Settlement Documents in their possession and, upon written request of the other, confirm such destruction in writing.

                     11.4 Attached as Exhibit D is the form of joint press release with respect to the Settlement. Attached as Exhibit E is the Notice of Proposed Settlement. Attached as Exhibit F is the Proposed Final Judgment Approving the Stipulation of Settlement.

                  12. NO ADMISSION OF WRONGDOING OR LIABILITY. This Agreement is
                      ---------------------------------------
being signed and delivered for the purposes of settling the State Court Action and the Federal Court Action. Signing and delivery of this Agreement will not be deemed an admission of wrongdoing or liability, nor will this Agreement, or any of its terms, be used or offered in any subsequent proceeding except in a proceeding to enforce rights or obligations under this Agreement.

                  13. REPRESENTATIONS AND WARRANTIES OF SP, SP LLC AND
                      ------------------------------------------------
LICHTENSTEIN. Each of SP, SP LLC and Lichtenstein represents and warrants to the
------------
Corporation and each Individual Defendant as follows:

                     13.1 SP is a limited partnership duly authorized, validly existing and in good standing under the laws of the State of Delaware. SP has the limited partnership power to sign, deliver and perform its obligations under this Agreement and all other Settlement Documents to which SP is a party.

                     13.2 The signing, delivery and performance by SP of this Agreement and all other Settlement Documents to which SP is a party have been duly authorized by all necessary limited partnership action.

                     13.3 SP LLC is a limited liability company duly authorized, validly existing and in good standing under the laws of the State of Delaware. SP LLC has the limited liability company power to sign, deliver and perform its obligations under this Agreement and all other Settlement Documents to which SP LLC is a party.

                     13.4 The signing, delivery and performance by SP LLC of this Agreement and all other Settlement Documents to which SP LLC is a party have been duly authorized by all necessary limited liability company action.

                     13.5 Lichtenstein is the Chief Executive Officer and Managing Member of SP LLC.

                     13.6 Lichtenstein has full power and authority to sign and deliver and perform his obligations under this Agreement and the other Settlement Documents to which he is a party.

                     13.7 This Agreement has been duly signed and delivered by SP, SP LLC and Lichtenstein and constitutes the legal, valid and binding obligation of SP, SP LLC and Lichtenstein, enforceable against each of them in accordance with its terms.

                  14. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The
                      -------------------------------------------------
Corporation represents and warrants to SP and each Individual Defendant as follows:

                     14.1 The Corporation is a corporation duly authorized, validly existing and in good standing under the laws of the State of New Jersey. The Corporation has the corporate power to sign, deliver and perform its obligations under this Agreement and all other Settlement Documents to which the Corporation is a party.

                     14.2 The signing, delivery and performance by the Corporation of this Agreement and all other Settlement Documents to which the Corporation is a party have been duly authorized by all necessary corporate action.

                     14.3 This Agreement has been duly signed and delivered by the Corporation and constitutes the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

                  15. REPRESENTATIONS AND WARRANTIES OF THE INDIVIDUAL
                      ------------------------------------------------
DEFENDANTS. Each Individual Defendant represents and warrants to SP, SP LLC,
----------
Lichtenstein, and the Corporation, only as to such Individual Defendant and not as to any other Individual Defendant, as follows:

                     15.1 Such Individual Defendant has full power and authority to sign and deliver and perform such Individual Defendant's obligations under this Agreement and the other Settlement Documents to which such Individual Defendant is a party.

                     15.2 This Agreement has been duly signed and delivered by such Individual Defendant and constitutes the legal, valid and binding obligation of such Individual Defendant, enforceable against such Individual Defendant in accordance with its terms.

                  16. SURVIVAL. Except as expressly provided in this Agreement,
                      --------
subject to the satisfaction of the Approval Contingency, the representations, warranties and covenants made by SP, SP LLC, Lichtenstein, the Corporation and the Individual Defendants in this Agreement and in the documents delivered at or in connection with the Settlement will survive the satisfaction of the Approval Contingency.

                  17. MISCELLANEOUS.
                      -------------

                     17.1   Notices. Notices given pursuant to this Agreement
                            -------
must be in writing. They will be deemed to have been duly given: (i) upon delivery or refusal to accept delivery, if hand-delivered; (ii) when transmitted, if sent by fax with confirmed receipt, followed by a "hard" copy delivered by any other method specified in this Section 17.1; (iii) one (1) business day after being deposited for next-day delivery with FedEx or other national overnight courier service; or (iv) three (3) days after being deposited in the U.S. mail for delivery by certified mail, return receipt requested. In each case, notice will be addressed as follows:

                  If to SP, SP LLC or Lichtenstein:
                  --------------------------------
                  c/o Steel Partners II, L.P.
                  590 Madison Avenue, 32nd Floor
                  New York, New York 10022
                  Fax: (212) 520-2301

                  with a concurrent copy to:
                  --------------------------

                  Olshan Grundman Frome
                  Rosenzweig & Wolosky LLP
                  65 East 55th Street
                  New York, New York 10022
                  Attention: Thomas J. Fleming, Esq.
                  Fax: 212-451-2222

                  If to the Corporation:
                  ----------------------

                  Ronson Corporation
                  Corporate Park III, Campus Drive
                  Somerset, New Jersey 08875-6707
                  Attention:  Louis V. Aronson
                  Attention:  Daryl Holcomb

                  with a concurrent copy to:
                  --------------------------

                  McCarter & English LLP
                  100 Mulberry Street
                  Newark, New Jersey 07102

                  Attention: Andrew T. Berry, Esq. and Howard Kailes, Esq.
                  Fax: 973-624-7070

                  If to the Individual Defendants:
                  --------------------------------

                  The applicable address listed on attached Exhibit C with a concurrent copy to:
                  --------------------------

                  Orloff, Lowenbach, Stifelman & Siegel, P.A.
                  101 Eisenhower Parkway
                  Roseland, New Jersey 07068
                  Attention: Laurence B. Orloff, Esq.
                  Fax: 973-622-3073

or to such other place and with such other concurrent copies as such party may subsequently designate by written notice.


                     17.2   Modifications. None of the terms or provisions of
                            -------------
this Agreement may be waived, altered, modified or amended, except in each instance by a specific written instrument duly executed by the Person against whom enforcement of the waiver, alteration, modification or amendment is sought.

                     17.3  Binding Effect. This Agreement will be binding upon
                           --------------
and inure to the benefit of SP, SP LLC, Lichtenstein, the Corporation, the Individual Defendants, and their respective heirs, personal representatives, successors in interest and assigns.

                     17.4   Consultation with Counsel. SP, SP LLC, LICHTENSTEIN,
                            -------------------------
THE CORPORATION AND EACH INDIVIDUAL DEFENDANT EXPRESSLY ACKNOWLEDGES, REPRESENTS, AND WARRANTS THAT SUCH PERSON HAS CAREFULLY READ THIS AGREEMENT; THAT SUCH PERSON FULLY UNDERSTANDS THE TERMS, CONDITIONS, AND SIGNIFICANCE OF THIS AGREEMENT; THAT SUCH PERSON HAS HAD AMPLE TIME TO CONSIDER AND NEGOTIATE THIS AGREEMENT; THAT SUCH PERSON HAS BEEN ADVISED TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT SUCH PERSON HAS HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT AND THE OTHER CLOSING DOCUMENTS WITH AN ATTORNEY; AND THAT SUCH PERSON HAS EXECUTED THIS AGREEMENT VOLUNTARILY, KNOWINGLY, AND WITH SUCH ADVICE OF COUNSEL AS SUCH PERSON DEEMED APPROPRIATE.

                     17.5   Interpretation; Construction.
                            ----------------------------

                        17.5.1 The terms of this Agreement have been fully reviewed and negotiated by SP, the Corporation and each Individual Defendant and the wording of this Agreement reflects their discussions. No provision of this Agreement will be construed against a particular party or in favor of another party merely because of which party (or its representative) drafted or supplied the wording for such provision.

                        17.5.2 Except as may be otherwise noted in context, all references to "Sections" will be deemed to refer to the sections or subsections, as appropriate, of this Agreement.

                        17.5.3 Where the context requires: (i) use of singular or plural incorporates the other and (ii) pronouns and modifiers in the masculine, feminine or neuter gender will be deemed to refer to or include the other genders.

                        17.5.4 As used in this Agreement, the terms
"include[s]"and "including" mean "including but not limited to", that is, in each case the example or enumeration which follows the use of either term is illustrative, but not exclusive or exhaustive.

                        17.5.5 Section headings appearing in this Agreement are inserted solely as reference aids for the ease and convenience of the reader; they will not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor will they be used in construing the intent or effect of such provisions.

                     17.6  Further Assurances. SP, SP LLC and Lichtenstein,
                           ------------------
the Corporation and each Individual Defendant will, promptly and at such Person's sole cost and expense, sign, acknowledge and deliver such other documents and instruments, and take such further actions, as any of the other parties may from time to time reasonably request in order to evidence, confirm or perfect the transactions contemplated by this Agreement, or to otherwise carry out the purpose and provide the benefits intended to be provided by this Agreement.

Without limiting the foregoing, (i) SP, SP LLC and Lichtenstein will, at the request of counsel for the Individual Defendants, provide a release substantially similar to the SP Release to Carl W. Dinger III, provided that Mr. Dinger provides to SP, SP LLC and Lichtenstein a release substantially similar to the Corporation/Individual Defendant Release; and (ii) the Corporation and the Individual Defendants will, at the request of counsel to SP, provide a release substantially similar to the Corporation/Individual Defendant Release to each of Jack Howard, Ronald Hayes and Howard Lorber, provided that such Person provides to the Corporation and the Individual Defendants a release substantially similar to the SP Release.

                     17.7  Severability. If any provision of this Agreement is
                           ------------
held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the provision will only be enforced to the extent, if any, reasonable under the facts and circumstances, and otherwise will be deemed deleted from this Agreement. The remaining provisions of this Agreement will not be affected, and will continue in full force and effect.

                     17.8  Counterparts. This Agreement and each of the other
                           ------------
Settlement Documents may be signed in counterparts, each of which counterparts will be an original but all of which counterparts of the same instrument together will constitute one and the same instrument.

                     17.9  Governing Law. This Agreement will be governed by
                           -------------
and interpreted according to the laws of the State of New Jersey, but without giving effect to any govern or apply.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date indicated at the beginning of this Agreement.

STEEL PARTNERS II, L.P.                       RONSON CORPORATION

By:   /s/ Warren G. Lichtenstein              By:   /s/ Louis V. Aronson, II
     ----------------------------                  -------------------------
Name:                                         Name:
Title:                                        Title:




STEEL PARTNERS, LLC

By:   /s/ Warren G. Lichtenstein              /s/ Warren G. Lichtenstein
     ----------------------------             ------------------------------
Name:                                         WARREN G. LICHTENSTEIN
Title:

/s/ Louis V. Aronson, II                      /s/ Robert A. Aronson
---------------------------------             ------------------------------
LOUIS V. ARONSON II                           ROBERT A. ARONSON



/s/ Erwin M. Ganz                             /s/ I. Leo Motiuk
---------------------------------             ------------------------------
ERWIN M. GANZ                                 I. LEO MOTIUK



/s/ Gerard J. Quinnan                         /s/ Justin P. Walder
---------------------------------             ------------------------------
GERARD J. QUINNAN                             JUSTIN P. WALDER


                       [signatures continued on next page]

                   [Signatures continued from preceding page]



/s/ Paul H. Einhorn                            /s/ Daryl K. Holcomb
---------------------------------              ------------------------------
PAUL H. EINHORN                                DARYL K. HOLCOMB



/s/ Barbara L. Collins
---------------------------------

BARBARA L. COLLINS

THE ESTATE OF SAUL H. WEISMAN

By:  /s/ Jeffrey Weisman
---------------------------------
Name:
Title:

                           Exhibit A to Stipulation of Settlement (Exhibit 10.1)

                            CONFIDENTIALITY AGREEMENT
                            -------------------------

This CONFIDENTIALITY AGREEMENT (this "Agreement") is made as of October ____, 2007 by and between Ronson Corporation, a New Jersey corporation ("Ronson"), and Steel Partners II, L.P., a Delaware limited partnership ("SP"). This Agreement is being entered into in connection with that certain Stipulation of Settlement among Ronson, SP and the other persons party thereto ("Stipulation") dated the date hereof. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Stipulation.

WHEREAS, the Stipulation provides that Ronson shall in certain circumstances provide SP with notice of certain actions; and

WHEREAS, in connection therewith, SP has agreed to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Ronson and SP agree as follows:

         1. Definitions:
            -----------

                  (a)  "Confidential Information" shall mean a Material
                        ------------------------
         Action Notice or other information relating to a Material Action (as each of those terms is defined in the Stipulation). The term Confidential Information shall not include those portions of such material that (i) are or become generally available to the public other than as a result of a disclosure by SP in violation of this Agreement,
         (ii) become available to the Receiving Party on a non-confidential basis from a source (other than Ronson) who to the knowledge of the Receiving Party is not prohibited from disclosing such Confidential Information to it by a legal or contractual obligation to Ronson, (iii) were in the Receiving Party's possession prior to being furnished to the Receiving Party by Ronson, provided that the source of such information was to the knowledge of the Receiving Party not prohibited from disclosing such Confidential Information to it by a legal or contractual obligation to Ronson, or (iv) are developed by the Receiving Party independent of Ronson.

                  (b)   "Receiving Party" shall mean SP or any of its
                         ---------------
         Representatives who receive Confidential Information.

                  (c)   "Representatives" shall mean any directors, officers,
                         ---------------
         employees, partners, advisors, attorneys, accountants, lenders, agents, affiliates, co-investors, and other associates of SP.

         2. Maintenance of Confidentiality. Except as expressly permitted
            ------------------------------
hereunder, the Confidential Information will be kept confidential and shall not, without Ronson's prior written consent, be disclosed by SP in any manner whatsoever, in whole or in part, and shall be used by SP solely for the purpose of considering whether to present a competing offer to the board of directors of Ronson as well as for the purpose of formulating a competing offer and for no other purpose. Moreover, SP may reveal the Confidential Information (as well as the fact that SP is considering making a competing offer to Ronson) only to its Representatives who need to have access to the Confidential Information for the purpose of evaluating such a competing offer and who are informed of the confidential nature of the Confidential Information. Notwithstanding anything to the contrary contained in this Section 2, Confidential Information may be disclosed by the Receiving Party to any regulatory authority having jurisdiction over it as such regulatory authority may request. The undersigned shall be responsible for any breach of this Agreement by it or its Representatives.

         3. Notification to Disclosing Party of Mandatory Disclosure.
            --------------------------------------------------------

                  (a) In the event that the Receiving Party is requested or required by law, rule, regulation, regulatory agency, stock exchange, oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose any part of the Confidential Information, such Receiving Party will (i) promptly notify Ronson of each such request or requirement and the documents requested thereby, so that Ronson may, at Ronson's sole expense, seek an appropriate protective order or other remedy and/or waive compliance by the Receiving Party with the provisions of this Agreement unless such Receiving Party's counsel advises it that it is prohibited from notifying Ronson, and (ii) consult with Ronson in order to allow Ronson to take legally available steps at Ronson's expense to resist or narrow such request or requirement.

                  (b) If, in the absence of such a protective order or such a waiver by Ronson of the provisions of this Agreement, the Receiving Party is nonetheless, based on written advice of the Receiving Party's counsel, with copy to Ronson, compelled or required to disclose the Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Agreement, except that (i) the Receiving Party shall furnish only that portion of the Confidential Information which the Receiving Party is advised by its counsel is legally required; (ii) if the circumstances so permit, the Receiving Party shall give the written notice of the Confidential Information to be so disclosed as far in advance of its disclosure as is lawful and reasonably practicable; and (iii) the Receiving Party will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of the Confidential Information that is being disclosed.

         4. Securities Laws Restrictions. SP hereby acknowledges that it is
            ----------------------------
aware, and it will advise its Representatives, that the United States securities laws may prohibit a person who has material non-public information concerning Ronson from purchasing or selling securities of Ronson, or from communicating such material non-public information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         5. No Obligation. This Agreement does not constitute or create any
            -------------
obligation on the part of Ronson to provide SP with Confidential Information or other information, but merely defines the rights, duties and obligations of the parties with respect to Confidential Information that is disclosed to SP pursuant to the terms of the Stipulation.

         6. Waiver. No failure or delay by a party in exercising any right,
            ------
power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

         7. Specific Performance. If any of the provisions of this Agreement are
            --------------------
not performed by a Receiving Party in accordance with its terms or are otherwise breached, SP hereby acknowledges that money damages would be an inadequate remedy for any breach of this Agreement and the business and assets of Ronson would be irreparably harmed. Accordingly, SP hereby agrees that Ronson shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach. Such remedy shall not be deemed to be the exclusive remedy for the breach of this Agreement, but shall be in addition to all of the remedies available to Ronson, at law or in equity.

         8. Consent to Jurisdiction; Service of Process; Venue. For any actions,
            --------------------------------------------------
suits or proceedings arising out of this Agreement, SP, on behalf of itself and each of its Representatives, hereby irrevocably and unconditionally (i) consents to the submission to the non-exclusive jurisdiction of the U.S. District Court for the District of New Jersey and the courts of the State of New Jersey located within that district for any actions, suits or proceedings arising out of this Agreement; (ii) agrees that service of any process, summons, notice or document by registered mail or as otherwise provided in this Agreement shall be effective service of process for any action, suit or proceeding brought against the Receiving Party in any such court; (iii) waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the U.S. District Court for the District of New Jersey and the courts of the State of New Jersey located within that district; and (iv) agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         9. Governing Law. This Agreement shall be governed by and construed in
            -------------
accordance with the internal laws of the State of New Jersey without giving effect to the principles of conflict of laws thereof.

         10. Entire Agreement. This Agreement contains the entire understanding
             ----------------
between the parties with respect to the matters contemplated by this Agreement and supersedes all prior written or oral communications, negotiations, understandings or agreements of any kind with respect to such matters; provided that this provision shall not supersede, modify or amend the parties' respective obligations pursuant to any currently existing confidentiality agreements between the parties.

         11. Amendments. No amendment or modification of this Agreement shall be
             ----------
effective unless made or agreed to in writing by the parties.

         12. Parties In Interest. This Agreement shall be binding upon the
             -------------------
parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and assigns.

         13. Counterparts. This Agreement may be executed in counterparts and
             ------------
all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         14. Severability. If any term or provision of this Agreement, or any
             ------------
application thereof to any circumstances, shall, to any extent or for any reason, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to circumstances other than those to which it is held invalid or enforceable, shall not be affected thereby and shall be construed as if such invalid or unenforceable provision had never been contained herein and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         15. Term. This Agreement and the parties' obligations hereunder shall
             ----
terminate two (2) years after the expiration of the Standstill Period.

                         [Signatures on Following Page]

RONSON CORPORATION


By:
      ----------------------------
Name:
Title:

STEEL PARTNERS II, L.P.

By:    STEEL PARTNERS, L.L.C.,
       its General Partner

By:
      ----------------------------
      Warren G. Lichtenstein
      President and CEO

                           Exhibit B to Stipulation of Settlement (Exhibit 10.1)

                                 GENERAL RELEASE

This Release is dated ___________________, 2007, and is given by the Releasors,

         STEEL PARTNERS, II, a Delaware limited partnership, STEEL PARTNERS, LLC, a Delaware limited liability company, and WARREN G. LICHTENSTEIN,

referred to as "We",

TO: RONSON CORPORATION, a New Jersey corporation, LOUIS V. ARONSON, II, ROBERT A. ARONSON, ERWIN M. GANZ, I. LEO MOTIUK, GERARD J. QUINNAN, JUSTIN P. WALDER, ESTATE OF SAUL H. WEISMAN, BARBARA L. COLLINS, PAUL
         H. EINHORN, and DARYL K. HOLCOMB,

referred to as "You".

         1. Release: We release and give up any and all claims and rights of
            -------
action that we may have against you, your past and present directors, officers, managers, employees, representatives, and attorneys, and your successors, heirs, executors, and assigns. This releases all claims, including those of which we are not aware and which are not mentioned in this Release. This Release applies to all claims resulting from anything which has happened up to now. This Release includes but is not limited to all claims which were asserted or could have been asserted in the matter entitled Steel Partners II, L.P. v. Louis V. Aronson, II,
                                ------------------------------------------------
et al., New Jersey Superior Court, Chancery Division, Essex County, Docket No.
------
ESX- C-101-03, and the matter entitled Steel Partners II, LP v. Louis V.
                                       ---------------------------------
Aronson, et al., United States District Court for the District of New Jersey,
---------------
Civil Action No. 2:05- CV-01983 (DMC-MF).

         2. Payment: We have received commitments and obligations from you in a
            -------
Stipulation of Settlement dated October __, 2007, including but not limited to the dismissal of the above-referenced litigation and the receipt of General Releases from you, in full payment for making this Release. We agree that we will not seek anything further, including any other payment or consideration from you.

         3. Exception: Excepted from this Release are your obligations to us
            ---------
set forth in the aforesaid Stipulation of Settlement dated October, 2007.

         4. Who Is Bound: We are bound by this Release. Anyone who succeeds to
            ------------
our rights and responsibilities, including heirs, executors, or administrators of the Estate of any deceased individual releasee, also are bound.

         5. By signing below, we represent and warrant that we fully and completely understand and agree to the terms of this Release.

Witnessed or Attested by:          STEEL PARTNERS, II, L.P.


                                   By:
------------------------------            -------------------------------------
                                          Warren G. Lichtenstein, President and
                                          Chief Executive Officer of Steel
                                          Partners, L.L.C., general partner


                                   STEEL PARTNERS, L.L.C.


                                   By:
                                          WARREN G. LICHTENSTEIN,
                                          President and Chief Executive Officer
------------------------------            -------------------------------------


                                   STEEL PARTNERS, L.L.C.



------------------------------     --------------------------------------------
                                   WARREN G. LICHTEINSTEIN

STATE OF ________________
                          :ss
COUNTY OF ______________



I CERTIFY that on ___________________, 2007,



         personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

Signed and sworn to before me on
___________________, 2007.

_________________________________

STATE OF ________________
                         :ss
COUNTY OF _______________



I CERTIFY that on ___________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

Signed and sworn to before me on
___________________, 2007.

_________________________________

TATE OF ________________
                         :ss
COUNTY OF _______________



I CERTIFY that on ___________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

Signed and sworn to before me on
___________________, 2007.

_________________________________

                           Exhibit C to Stipulation of Settlement (Exhibit 10.1)


                                 GENERAL RELEASE
                                 ---------------

This Release is dated ___________________, 2007, and is given by the Releasors,

         RONSON CORPORATION, a New Jersey corporation, LOUIS V. ARONSON, II, ROBERT A. ARONSON, ERWIN M. GANZ, I. LEO MOTIUK, GERARD J. QUINNAN, JUSTIN P. WALDER, ESTATE OF SAUL H. WEISMAN, BARBARA L. COLLINS, PAUL
         H. EINHORN, and DARYL K. HOLCOMB,

referred to as "We",

TO: STEEL PARTNERS, II, a Delaware limited partnership, STEEL PARTNERS, LLC, a Delaware limited liability company, and WARREN G. LICHTENSTEIN,

referred to as "You".

         1.  Release: We release and give up any and all claims and rights of
             -------
action that we may have against you, your past and present managers, members, managing members, officers, employees, partners, representatives, and attorneys, and your successors, heirs, executors, and assigns. This releases all claims, including those of which we are not aware and which are not mentioned in this Release. This Release applies to all claims resulting from anything which has happened up to now. This Release includes but is not limited to all claims which were asserted or could have been asserted in the matter entitled Steel Partners II, L.P. v. Louis V. Aronson, II, et al., New Jersey Superior Court, Chancery Division, Essex County, Docket No. ESX- C-101-03, and the matter entitled Steel Partners II, LP v. Louis V. Aronson, et al., United States District Court for the District of New Jersey, Civil Action No. 2:05- CV-01983 (DMC-MF).

         2.  Payment: We have received commitments and obligations from you in a
             -------
Stipulation of Settlement dated October _________, 2007, including but not limited to the dismissal of the above-referenced litigation and the receipt of General Releases from you, in full payment for making this Release. We agree that we will not seek anything further, including any other payment or consideration from you.

         3.  Exception: Excepted from this Release are your obligations to us
             ---------
set forth in the aforesaid Stipulation of Settlement dated October ___________, 2007.

         4. Who Is Bound: We are bound by this Release. Anyone who succeeds to
            ------------
our rights and responsibilities, including heirs, executors, or administrators of the Estate of any deceased individual releasee, also are bound.

         5. By signing below, we represent and warrant that we fully and completely understand and agree to the terms of this Release.

Witness:                                    RONSON CORPORATION,
                                            a New Jersey corporation


                                            By:
----------------------------------             ---------------------------------


Witness:

----------------------------------          ------------------------------------
                                            LOUIS V. ARONSON, II


Witness:

----------------------------------          ------------------------------------
                                            ROBERT A. ARONSON


Witness:

----------------------------------          ------------------------------------
                                            ERWIN M. GANZ


Witness:

----------------------------------          ------------------------------------
                                            I. LEO MOTIUK


Witness:

----------------------------------          ------------------------------------
                                            GERARD J. QUINNAN


Witness:

----------------------------------          ------------------------------------
                                            JUSTIN P. WALDER


Witness:                                    ESTATE OF SAUL H. WEISMAN


                                            By:
----------------------------------             ---------------------------------


Witness:

----------------------------------          ------------------------------------
                                            BARBARA L. COLLINS


Witness:

----------------------------------          ------------------------------------
                                            PAUL H. EINHORN


Witness:

----------------------------------          ------------------------------------
                                            DARYL K. HOLCOMB

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

STATE OF _____________________
                              :ss
COUNTY OF ___________________



I CERTIFY that on __________________, 2007,



personally came before me and acknowledged under oath, to my satisfaction, that this person:

         (a)      is named in and personally signed the attached document; and

         (b) signed, sealed and delivered this document as his act and deed.

                                                ________________________________


Signed and sworn to before me
on ___________,  2007.

_____________________________

                           Exhibit D to Stipulation of Settlement (Exhibit 10.1)

                               JOINT PRESS RELEASE
                               -------------------

-Beginning-

                  Ronson Corporation and Steel Partners II, L.P., announce the proposed resolution of all litigation between them, including all claims between Steel Partners and present and former directors and officers of Ronson.

                  The settlement, which is subject to approval by the New Jersey Superior Court, will bring to a conclusion almost 4-1/2 years of judicial disputes. The primary matter being settled comprises a derivative shareholder suit by Steel Partners, a 9.9% shareholder, claiming breach of fiduciary duty by Ronson directors in various respects. The directors have vigorously defended the claims, which were scheduled for trial in September. The settlement specifies that there is no admission of liability by any of the defendants. Certain Ronson structural changes and commitments have been made in the settlement, including Ronson's commitment to allow its Shareholder Rights Agreement ("poison pill") to expire no later than September, 2011. The settlement also includes a standstill by Steel Partners, refraining from proxy activities and other matters for a period of time.

                  In addition to disposition of the New Jersey Superior Court lawsuit, the settlement will include the dismissal by Steel Partners of a separate action that it instituted in its own name, not derivatively, in Federal Court in New Jersey in 2005.

                  The details of the Settlement are available on Ronson's website, www.ronsoncorp.com, and are also available through the filing by Ronson
         ------------------
of a Form 8-K
with the U.S. Securities and Exchange Commission, which is available at the SEC's website, www.sec.gov.
               -----------

                  Warren Lichtenstein, principal spokesman for Steel Partners, and Louis V. Aronson, President and CEO of Ronson, each expressed satisfaction that the lengthy dispute was being resolved and that Ronson and its officers, directors, and employees could devote their full time and attention to overseeing the operations of the Company for the benefit of all shareholders.

                  This press release contains forward-looking statements that anticipate results based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot ensure that any forward-looking statement will be accurate, although the Company believes that it has been reasonable in its expectations and assumptions. If underlying assumptions prove inaccurate or that unknown risks or uncertainties materialize, actual results could vary materially from our projections. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

                                      -End-

                           Exhibit E to Stipulation of Settlement (Exhibit 10.1)


---------------------------------------------
STEEL PARTNERS II, L.P., derivatively,            SUPERIOR COURT OF NEW JERSEY
on behalf of RONSON CORPORATION,                  CHANCERY DIVISION
a New Jersey corporation,                         ESSEX COUNTY

                  Plaintiffs and                  DOCKET NO. ESX-C-101-03
                  Counterclaim Defendants,

              vs.

LOUIS V. ARONSON II, et al.,

                  Defendants,

              and

RONSON CORPORATION,                               NOTICE OF PROPOSED SETTLEMENT
                                                  AND SETTLEMENT HEARING

                  Nominal Defendant,

              and

RONSON CORPORATION and
LOUIS V. ARONSON II, ROBERT A.,
ARONSON, ERWIN M. GANZ, GERARD
J. QUINNAN and JUSTIN P. WALDER,

                  Counterclaimants and
                  Third-Party Plaintiffs,

              vs.

STEEL PARTNERS II, L.P. and WARREN
G. LICHTENSTEIN, JACK HOWARD,
HOWARD M. LORBER and RONALD
HAYES,

                  Third-Party Defendants.

---------------------------------------------

                                                      Dated: October _____, 2007

To:      All Shareholders of Ronson Corporation

PLEASE TAKE NOTICE that on _______, 2007, at __m. the Court (Hon. Harriet Farber Klein, J.S.C.) located at Wilentz Justice Complex 212 Washington Street - 8th Floor, Newark, New Jersey, will hold a hearing to determine whether or not to approve the settlement of this lawsuit in which Steel Partners II, L.P. ("Plaintiff") sued derivatively on behalf of the shareholders of Ronson Corporation ("Ronson") seeking various relief against the directors of the corporation as of March, 2003, when the suit was filed.

Steel Partners II, L.P., its general partner, Steel Partners LLC, and the President and CEO of its general partner, Warren G. Lichtenstein, entered into a Stipulation of Settlement on October _____, 2007, with the defendant directors of Ronson Corporation (the "Individual Defendants") and with Ronson. A complete copy of that Stipulation is posted on Ronson's website, www.ronsoncorp.com, and it is also attached to Ronson's current report on Form 8-K dated October ___, 2007, which has been filed with the U.S. Securities and Exchange Commission, and which is available on the SEC's website, www.SEC.gov. The material terms of the settlement are also summarized in this Notice.

The Court has ordered a hearing on the settlement on _______________, _______, 2007, at __m., and has provided in that Order for the time and manner in which objections to the settlement may be presented and heard. A complete copy of the Court's Order of October _____, 2007, is posted on Ronson's website and as part of the Form 8-K filing on the SEC's website, cited above.

If you have any objections to the terms of this settlement, you must file and serve your objections in the manner described below, and as also set forth in the Court's Order of October ___, 2007. You must in any event file your objections with the Court not later than October _____, 2007. You may also attend the Settlement Hearing if you indicate in writing your intention to appear within the time set forth in the Court's Order. As long as you file and serve your objection within the time set forth, you do not have to attend the Settlement Hearing in order for your objection to be considered.

         I. NATURE OF ACTION

A. Background.

         1. On March 25, 2003, Steel Partners II, L.P., alleging that it was acting derivatively on behalf of Ronson, filed suit against the individual defendants (directors of Ronson) and one Carl W. Dinger III, setting forth various alleged causes of action. The First Count of the Complaint alleged breach of fiduciary duty in connection with the adoption by Ronson of a Shareholder Rights Agreement (sometimes referred to as a "poison pill" plan) pursuant to New Jersey corporate law, and it sought an Order invalidating the Shareholder Rights Agreement. A portion of the First Count, as well as the Second Count, challenged the validity of certain agreements, including an option agreement and a consulting agreement with Mr. Dinger. The Third Count challenged the exemption of Ronson's President and CEO, Louis V. Aronson II, from the provisions of the Shareholder Rights Agreement plan. The Fourth Count sought invalidation of the Shareholder Rights Agreement and the Dinger Stock Option and Consulting Agreements, and an Order for share divestiture by Messrs. Aronson and Dinger. The Fifth Count alleged corporate waste with reference to the Dinger agreements, and alleged excessive compensation to Mr. Aronson.

         2. The Ronson Board appointed a Special Litigation Committee to investigate the allegations and to make a recommendation to the Board with respect to plaintiff's claims. The Special Litigation Committee thereafter made several recommendations to the Board regarding formation of a Compensation Committee for officers' compensation and recommended a cap or limit on the amount of additional stock that Mr. Aronson could acquire without triggering the dilution provisions of the Shareholder Rights Agreement. The Committee determined that it was not necessary for the corporation to proceed with the litigation and recommended that the litigation be dismissed.

         3. The defendants thereafter moved to dismiss the Complaint based upon the Board's recommendation. The Court at that time declined to dismiss the Complaint, because it found existing issues of fact. Upon the individual defendants' application, the Court thereafter bifurcated the Special Litigation Committee defense, permitted discovery on that issue, and in March, 2005, the Court tried the Special Litigation Committee defense. By Opinion dated March 30, 2006, the Court dismissed certain of plaintiff's claims but permitted others to proceed through discovery and possibly trial.

         4. The remaining claims, including a counterclaim and third-party complaint, were scheduled for trial when the parties reached their settlement.

         5. On October _____, 2007, the parties entered into their Stipulation of Settlement.

         6. On October _____, 2007, the Court entered an Order reflecting the Stipulation of Settlement, setting a settlement hearing date, and requiring that this Notice, the Court's Order, and the Stipulation of Settlement be posted on Ronson's website, and be included as an exhibit to a current report on Form 8-K to be filed by Ronson with the U.S. Securities and Exchange Commission, thus making the documents available on the SEC website, and requiring the issuance of a joint press release agreed to by the parties.

         7. The individual defendants have denied and continue to deny each and every claim of wrongdoing or liability alleged by the plaintiff. Steel Partners II, L.P. and the third-party defendants also deny and continue to deny the claim of wrongdoing alleged by the individual defendants and Ronson. The parties have nonetheless concluded, as has Ronson, that the continuation of this action would be protracted, expensive, and contrary to the interests of all involved, and that it is desirable that the matter be settled in the manner and upon the terms and conditions set forth in the Stipulation of Settlement.

         8. Based upon its evaluation of the facts and law and a weighing of risks and benefits, the plaintiff and its counsel have determined that the settlement set forth in the Stipulation of Settlement is fair and reasonable, in the best interests of all concerned, and that approval of the Court should be sought in order to consummate the settlement.

         II. SUMMARY OF THE PROPOSED SETTLEMENT

         1. The proposed settlement was reached following substantial discovery, document production and review, and various depositions, as well as a variety of motion practice. Plaintiff and the individual defendants, with the participation of corporate counsel, engaged in settlement communications intermittently from January 2007 into July 2007, and more intensively from July 2007 into August 2007.

         2. The settlement provides for the disposition and dismissal of the derivative lawsuit and the dismissal of all claims against all parties with prejudice and without costs, except to the extent that counsel for Steel Partners II, L.P. may apply for certain attorneys' fees and costs as set forth more particularly below.

         3. In addition to the disposition of the derivative action, plaintiff Steel Partners II, L.P. is also dismissing with prejudice and without costs an action that it commenced in its own name, and not derivatively, in May 2005, in the United States District Court for the District of New Jersey, seeking various forms of relief against certain of the Individual Defendants, two other directors of Ronson, and Daryl K. Holcomb, Ronson's Chief Financial Officer.

         4. The material elements of the settlement may be summarized as follows:

         (a) Steel Partners II, L.P. and its affiliates have agreed to a "standstill" with Ronson, commencing as of September 1, 2007, and ending on the earliest of (i) September 1, 2011; (ii) 21 months after Mr. Aronson ceases to be both President and CEO of Ronson for any reason, or (iii) the date on which the Ronson Executive Committee recommends that the Board adopt or not oppose any Material Action.

         (b) During the period of the "standstill," Steel Partners II, L.P. will not directly or indirectly nominate any person for election or appointment to the Ronson Board, or support any nominee or nominees in opposition to the company's nominees, or make any proposal to acquire Ronson stock or substantially all of its assets, or engage in a tender offer, proxy contest, derivative litigation, or encourage or support anyone to do any of the foregoing or with respect to any unsolicited or hostile proposal to acquire Ronson shares or substantially all of its assets. Further, Steel Partners II, L.P. will not make derogatory public statements concerning Ronson or Mr. Aronson during this period, but if it disagrees with any Board decision or corporate action, it will advise Ronson in writing and no public comments will be made or public action taken until the parties have met and attempted in good faith to resolve the matter.

         (c) Material Action which would signal the end of the standstill period is defined to include the approval by the Ronson Board of (i) any proposed "business combination" with any Person that is or, as a result of such transaction, would become an "interested stockholder," as those terms are defined under the New Jersey Shareholder Protection Act, that when approved by the Board would avoid the restrictions of Sections 4 and 5 of such Act; or (ii) any proposed agreement to sell all or substantially all of the assets of the Corporation (in one or more transactions); or (iii) any proposed merger or consolidation of the Corporation with or into any other entity not constituting a Subsidiary of the Corporation; or (iv) any proposed tender offer for the Voting Stock of the Corporation, as a result of which the offering party would be an "Acquiring Person" under the Shareholder Rights Agreement.

         (d) The Shareholder Rights Agreement may be renewed by Ronson but will in any event expire no later than September 1, 2011.

         (e) As long as Mr. Aronson is serving as both President and CEO of Ronson, his compensation and benefits (including any contingent performance benefits) will not be increased from their current levels, as applicable, and his post-death compensation will remain in effect as it currently exists as long as key-man insurance on Mr. Aronson also remains in effect.

         (f) The agreements between Ronson and Carl Dinger, which were a subject of the lawsuit, expired by their terms in July 2007, and Ronson has agreed not to renew or extend them or enter into any new comparable agreements involving the use of corporate funds to obtain an irrevocable proxy.

         (g) The parties will exchange general releases, excepting therefrom their obligations under the Settlement Agreement.

         (h) The Settlement Agreement in no way represents any admission of liability of any sort by any of the individual defendants or any of the defendants to the counterclaim and third-party complaint.

         III. COUNSEL FEES AND COSTS

         1. All parties are responsible for their own counsel fees and costs in connection with this matter, except that as part of the settlement, counsel for Steel Partners II, L.P. may file an application with the Court seeking an award of counsel fees and expenses in an amount not to exceed, in total, $875,000. The application will be premised upon the claim that plaintiff has benefited the corporation by its action and by this settlement. The individual defendants and Ronson will not object to the application as set forth above, as long as it does not exceed the aforesaid amount. Plaintiff and its counsel have agreed to accept such amount as the Court may award in connection with the application in full satisfaction of any claims for counsel fees and expenses against Ronson or any of the defendants in this matter. To the extent plaintiff's counsel receives an award of counsel fees and expenses, that award will be paid or reimbursed by Ronson's insurance carriers and will not be funded from Ronson's corporate treasury.

         IV. PROCEDURE FOR FILING OBJECTIONS TO THE SETTLEMENT

         1. Any shareholder who wishes to object to the settlement may file with the Court and serve upon counsel, no later than November _____, 2007, any objections to the settlement as not being fair, reasonable and adequate. In addition, provided that notice is given to the Court and to counsel not later than November _____, 2007, such objecting shareholder may appear at the settlement hearing to orally express objections. Objections may be lodged against all or part of the settlement, including, but not limited to, the application by plaintiff's counsel for an award of counsel fees and expenses.

         2. It is not necessary for an objector to appear in order to have the objection considered by the Court, as long as it is timely lodged with the Court and copied to counsel.

         3. Objections may be lodged with the Court by mail or overnight courier addressed as follows:

                     Honorable Harriet Farber Klein, J. Ch.
                Superior Court of New Jersey - Chancery Division
           Wilentz Justice Complex - 212 Washington Street - 8th Floor
                            Newark, New Jersey 07102

With copies to:

                             Thomas J. Fleming, Esq.
                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                     Park Avenue Tower- 65 East 55th Street
                     (Between Park and Madison) - 2nd Floor
                            New York, New York 10022

                            Laurence B. Orloff, Esq.
                   Orloff, Lowenbach, Stifelman & Siegel, P.A.
                             101 Eisenhower Parkway
                           Roseland, New Jersey 07068

                                      -and

                              Andrew T. Berry, Esq.
                               Howard Kailes, Esq.
                               McCarter & English
                                4 Gateway Center
                               100 Mulberry Street
                            Newark, New Jersey 07102.

         4. All objections shall contain the following:

         (a) The title of this action: Steel Partners II, L.P., derivatively, on behalf of Ronson Corporation, a New Jersey corporation vs. Louis V. Aronson II, et al., Superior Court of New Jersey, Chancery Division, Essex County (Docket No. ESX-C- 10 1 -03).

         (b) The name and address of the shareholder, the date upon which the shareholder first acquired shares of Ronson stock that the shareholder has owned continuously since that date to the date of the objection, and the number of shares of Ronson stock owned by the shareholder as of the date of the objection.

         (c) A statement of the shareholder's objection to the settlement, describing in detail the basis for that objection.

         5. Any shareholder who does not object in the manner provided above shall be deemed to have waived such objection and shall be forever foreclosed from objecting to the fairness, reasonableness, or adequacy of the proposed settlement or the award of counsel fees and expenses to the extent the Court may award same.

         6. The Court has ordered a settlement hearing on ______, _______, 2007, at __m. before Hon. Harriet Farber Klein, J.S.C., Superior Court of New Jersey, Chancery Division - Wilentz Justice Complex, 212 Washington Street - 8th Floor, Newark, New Jersey 07102. At that time, the Court will determine whether to approve the settlement, and will also determine whether to grant, and if so, to what extent, the application by Steel Partner II L.P.'s counsel for counsel fees and expenses. The Court may adjourn or continue the settlement hearing without further notice.

         7. If you want to inspect the full Stipulation of Settlement, or the Court's Order setting the hearing date, you may find same on the Ronson corporation website, www.ronsoncorp.com, or on the SEC website, www.SEC.gov, under the company page of Ronson Corp.

PLEASE DO NOT CONTACT THE COURT OR THE CLERK'S OFFICE EXCEPT IN WRITING.

                           Exhibit F to Stipulation of Settlement (Exhibit 10.1)

Jack M. Kint, Jr.
OLSHAN GRUNDMAN FROME
ROSENZWEIG & WOLOSKY, LLP
744 Broad Street, 16th Floor
Newark, New Jersey 07102
(973) 331-7200
Attorneys for Plaintiff Steel Partners II, L.P., and Third-Party Defendants Warren G. Lichtenstein and Jack Howard

----------------------------------------------
STEEL PARTNERS II, L.P., derivatively on            SUPERIOR COURT OF NEW JERSEY
behalf of RONSON CORPORATION,                       CHANCERY DIVISION
a New Jersey corporation,                           ESSEX COUNTY

                      Plaintiffs and                DOCKET NO. ESX-C-101-03
                      Counterclaim Defendants,

                  vs.

LOUIS V. ARONSON II, et al.,

                      Defendants,

                  and

                                                    FINAL JUDGMENT

RONSON CORPORATION,

                      Nominal Defendant,

                  and

RONSON CORPORATION and
LOUIS V. ARONSON II, ROBERT A.,
ARONSON, ERWIN M. GANZ,
GERARD J. QUINNAN and JUSTIN P.
WALDER,

                      Counterclaimants and
                      Third-Party Plaintiffs,

                  vs.

STEEL PARTNERS II, L.P. and
WARREN G. LICHTENSTEIN, JACK
HOWARD, HOWARD M. LORBER and
RONALD HAYES,

Third-Party Defendants.

----------------------------------------------

This matter having been opened to the Court on application of Olshan Grundman Frome Rosenzweig & Wolosky, LLP, attorneys for plaintiff and counterclaim defendant Steel Partners II, L.P., and third-party defendants Warren G. Lichtenstein and Jack Howard, and notice of application having been given to Orloff, Lowenbach, Stifelman & Siegel, P.A., attorneys for defendants, counterclaimants, and third-party plaintiffs Louis V. Aronson II, Robert A. Aronson, Erwin M. Ganz, I. Leo Motiuk, Gerard J. Quinnan, Justin P. Walder, and the Estate of Saul H. Weisman, Russell A. Burnside, Esq., attorney for defendant Carl W. Dinger III, R. James Kravitz, Esq. and Alan Arkin, Esq., attorneys for third-party defendant Howard Lorber, Peter R. Bray, Esq., attorney for third-party defendant Ronald Hayes, and Kenneth B. Falk, Esq., attorney for nominal defendant and counterclaim and third-party plaintiff Ronson Corporation, and to the shareholders of Ronson Corporation by Notice of Settlement as provided in the Court's Order of October ___, 2007, and the Court having read and considered the Stipulation of Settlement and the exhibits attached thereto, the papers that plaintiff submitted in support of its motion for approval of the Stipulation of Settlement, the application by plaintiff's attorneys' for an award of counsel fees and disbursements, all written objections to the settlement or any parts thereof submitted to the Court, and having heard from plaintiff's attorneys, the individual defendants' attorneys, Ronson Corporation's attorneys, and from such objectors or their counsel as may have chosen to appear in person at the Settlement Hearing on ______, 2007, and none of the other shareholders of Ronson Corporation having appeared on this application after having received due notice thereof, and the defendants having consented to the terms of the settlement, and, after due consideration having determined that the settlement as presented is fair, reasonable, and adequate under all of the circumstances, and that the form and content of the Notice of Settlement was fair, reasonable, and adequate, and good cause appearing,

IT IS on this _____ day of ____________ 2007,

ORDERED and ADJUDGED as follows:

         1. That, in accordance with R. 4:32-2(e) and R. 4:32-3, the settlement of the within matter as contained in the Stipulation of Settlement is fair, reasonable, and adequate and is hereby approved.

         2. That, in accordance with R. 4:42-9(a)(2), the application for counsel fees and disbursements by plaintiff's attorneys, Olshan Grundman Frome Rosenzweig & Wolosky, LLP, is hereby granted in the amount of $_______________ in fees and $_______________ in disbursements, for a total amount of $________________, said total amount to be paid within _____ days of the date hereof.

         3. That the Complaint, Counterclaim, and Third Party Complaint are hereby dismissed with prejudice, and with each party to bear his or its own counsel fees and disbursements, except to the extent set forth in Paragraph 2 above.

         4. That plaintiff's counsel shall transmit true copies of this Final Judgment to all other counsel of record in this matter within _____ days of the date hereof.

                                                    ----------------------------
                                                    HARRIET FARBER KLEIN, J. Ch.